                                                                    EXHIBIT 99.1

CHECK SOLUTIONS COMPANY AND SUBSIDIARIES
(A General Partnership)

CONSOLIDATED FINANCIAL STATEMENTS
AS OF MARCH 31, 2001, DECEMBER 31, 2000 AND 1999
TOGETHER WITH AUDITORS' REPORT

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Governing Committee and Partners
of Check Solutions Company:

We have audited the accompanying consolidated statements of condition of CHECK SOLUTIONS COMPANY (a New York general partnership) and subsidiaries as of March 31, 2001, December 31, 2000 and 1999, and the related consolidated statements of income, partners' capital and cash flows for the three months ended March 31, 2001 and for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 9, the accompanying financial statements as of December 31, 1999 and 1998 and for the years then ended have been restated with respect to the revenue recognition on certain software license arrangements and the treatment of certain related party transactions.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Check Solutions Company and subsidiaries as of March 31, 2001, December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the three months ended March 31, 2001 and for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ARTHUR ANDERSEN, LLP

Memphis, Tennessee,
April 19, 2001.

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

                      CONSOLIDATED STATEMENTS OF CONDITION

                                      AS OF

                                                                          March 31,      December 31,     December 31,
                                    ASSETS                                   2001            2000             1999
                                                                         -----------     ------------     -----------
                                                                                                           (Restated)
CURRENT ASSETS:
    Cash and cash equivalents:
       Cash                                                              $ 8,443,857     $ 11,155,352     $   671,948
       Securities purchased under agreements to resell                    20,356,367        3,058,733       9,424,185
                                                                         -----------     ------------     -----------
                                                                          28,800,224       14,214,085      10,096,133
    Investments                                                               91,169           89,404          82,113
    Accounts receivable, less allowances for doubtful
       accounts of $1,000,000, $1,000,000 and $750,000                    14,812,720       34,076,812       9,527,018
    Receivable from FTBNA (Note 4)                                         1,525,441          883,708       1,540,753
    Receivable from IBM (Note 4)                                              51,084            6,490         229,264
    Deferred selling costs                                                   603,912        1,939,801       1,497,850
    Other current assets                                                     444,809          141,894         373,185
                                                                         -----------     ------------     -----------
TOTAL CURRENT ASSETS                                                      46,329,359       51,352,194      23,346,316

DEFERRED SELLING COSTS                                                        27,936        1,186,443         573,781

PROPERTY AND EQUIPMENT, net of accumulated depreciation
    and amortization of $5,610,503, $5,306,092 and $3,962,338              2,371,663        2,592,696       2,768,896

SOFTWARE COSTS CAPITALIZED, net of accumulated
    amortization of $834,109, $834,109 and $1,463,281                            -                -            42,693

OTHER ASSETS                                                                  73,700           73,700          73,698
                                                                         -----------     ------------     -----------
TOTAL ASSETS                                                             $48,802,658     $ 55,205,033     $26,805,384
                                                                         ===========     ============     ===========

                 LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:

    Accounts payable                                                     $ 1,031,995     $  1,119,510     $   952,210
    Accrued royalties                                                        527,452          627,744       1,159,410
    Accrued compensation and benefits                                      9,402,071       11,674,000       6,703,813
    Deferred income                                                       24,904,826       37,203,935      13,589,357
    Other accrued liabilities                                                675,376          673,149         437,214
                                                                         -----------     ------------     -----------
TOTAL CURRENT LIABILITIES                                                 36,541,720       51,298,338      22,842,004

DEFERRED INCOME                                                            1,427,688       15,595,889       8,650,143

COMMITMENTS (Note 3)

EQUITY:

    Partners' capital                                                     10,832,690      (11,689,795)     (4,686,047)
    Accumulated other comprehensive income/(loss)                                560              601            (716)
                                                                         -----------     ------------     -----------
TOTAL EQUITY                                                              10,833,250      (11,689,194)     (4,686,763)
                                                                         -----------     ------------     -----------
TOTAL LIABILITIES AND EQUITY                                             $48,802,658     $ 55,205,033     $26,805,384
                                                                         ===========     ============     ===========

            The accompanying notes to consolidated financial statements are an integral part of these financial statements.

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

                        CONSOLIDATED STATEMENTS OF INCOME

                                                       For the three
                                                       months ended          For The Years Ended  December 31,
                                                         March 31,     -------------------------------------------
                                                           2001           2000              1999            1998
                                                       -------------   -----------      -----------    -----------
                                                                                         (Restated)     (Restated)
REVENUES:
    Software licensing fees                            $36,798,037     $ 9,569,440      $ 9,433,289    $ 6,246,156
    Software maintenance fees                            4,555,656      17,481,254       14,370,297      9,724,899
    Software implementation fees                         3,377,880      13,047,355       13,060,358     11,767,579
                                                       -----------     -----------      -----------    -----------
    Total Revenues                                      44,731,573      40,098,049       36,863,944     27,738,634
                                                       -----------     -----------      -----------    -----------
COST OF REVENUES:

    Software licensing fees                              2,144,779         599,373        1,118,598        857,327
    Software maintenance fees                              968,676       4,028,472        2,391,393      3,017,600
    Software implementation fees                         1,997,528       8,159,408        8,774,090      7,637,464
                                                       -----------     -----------      -----------    -----------
    Total Cost of Revenues                               5,110,983      12,787,253       12,284,081     11,512,391
                                                       -----------     -----------      -----------    -----------
GROSS PROFIT                                            39,620,590      27,310,796       24,579,863     16,226,243
                                                       -----------     -----------      -----------    -----------
OPERATING COSTS AND EXPENSES:

    Compensation                                         3,338,608      14,471,681        7,512,425      4,672,911
    Benefits                                               410,463       1,536,798        1,437,606        944,634
    Research and development                             1,808,407       6,149,313        8,232,360      5,650,744
    Professional services                                  168,960         684,827          580,670        652,888
    Marketing                                               12,807         445,307          421,643        346,339
    Travel                                                 518,798       2,308,773        1,929,655      1,559,547
    Occupancy                                              393,376       1,599,814        1,602,611      1,057,376
    Information systems                                    173,420         874,705          955,828        240,771
    General and administrative                             195,649       1,254,871        1,135,743      1,238,717
    Depreciation and amortization                          360,256       1,405,327        1,379,127      1,203,424
    Merger related costs                                       -               -          1,200,000      2,964,791
    Miscellaneous                                           14,952          20,791            2,528          8,180
                                                       -----------     -----------      -----------    -----------
    Total Operating Costs and Expenses                   7,395,696      30,752,207       26,390,196     20,540,322

    Income from Operations                              32,224,894      (3,441,411)      (1,810,333)    (4,314,079)
    Interest expense                                           -               -           (122,781)      (217,453)
    Other income                                           297,591         761,970          785,770         603,078
                                                       -----------     -----------      -----------    -----------
    Income Before Provision for Income Taxes            32,522,485      (2,679,441)      (1,147,344)    (3,928,454)

    Provision for Income Taxes                                 -            91,287          573,236         13,800
                                                       -----------     -----------      -----------    -----------
NET INCOME/(LOSS)                                      $32,522,485     $(2,770,728)     $(1,720,580)   $(3,942,254)
                                                       ===========     ===========      ===========    ===========

            The accompanying notes to consolidated financial statements are an integral part of these financial statements.

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

                  CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL

          FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000 AND THE

                        THREE MONTHS ENDED MARCH 31, 2001

                                                     Accumulated
                                                        Other           Check Consultants
                                                     Comprehensive         Company of           IPSS
                                                     Income/(Loss)       Tennessee, Inc.    Corporation        Total
                                                     -------------      ----------------    -----------     -----------
BALANCE - December 31, 1997                             $   205            $ 5,987,486      $ 3,991,656     $ 9,979,347

    Capital contribution                                    -                      -            333,000         333,000
    Excess of cash distribution to IBM over
       book value of transferred assets                     -               (2,516,032)      (1,677,355)     (4,193,387)
    Distributions to partners                               -               (2,619,359)      (1,746,239)     (4,365,598)
    Taxes paid on behalf of partners                        -                  (29,810)         (19,873)        (49,683)
    Comprehensive income:
       Net loss                                             -               (2,365,352)      (1,576,902)     (3,942,254)
       Change in net unrealized gain
          on investments                                    987                    -                -               987
                                                                                                             ----------
              Total comprehensive loss                                                                       (3,941,267)

    Transfer of equity in earnings                          -                1,574,930       (1,574,930)            -
                                                        -------            -----------      -----------     -----------

BALANCE - December 31, 1998 (Restated)                    1,192                 31,863       (2,270,643)     (2,237,588)

    Taxes paid on behalf of partners                        -                 (145,701)        (580,986)       (726,687)
    Comprehensive income:
       Net loss                                             -               (1,032,348)        (688,232)     (1,720,580)
       Change in net unrealized loss
          on investments                                 (1,908)                   -                -            (1,908)
                                                                                                             ----------
              Total comprehensive loss                                                                       (1,722,488)

    Transfer of equity in earnings                          -                  687,372         (687,372)            -
                                                        -------            -----------      -----------     -----------
BALANCE - December 31, 1999 (Restated)                     (716)              (458,814)      (4,227,233)     (4,686,763)

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

            CONSOLIDATED STATEMENTS OF PARTNERS' CAPITAL (CONTINUED)

          FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000 AND THE

                        THREE MONTHS ENDED MARCH 31, 2001

                                                     Accumulated
                                                        Other           Check Consultants
                                                     Comprehensive         Company of           IPSS
                                                     Income/(Loss)       Tennessee, Inc.    Corporation        Total
                                                     -------------      ----------------    -----------     -----------
BALANCE - December 31, 1999 (Restated)                     (716)               (458,814)      (4,227,233)      (4,686,763)

    Capital contribution                                    -                       -          1,767,000        1,767,000
    Distributions to partners                               -                (1,203,004)      (4,797,016)      (6,000,020)
    Comprehensive income:
       Net loss                                             -                (1,662,437)      (1,108,291)      (2,770,728)
       Change in net unrealized gain
          on investments                                  1,317                     -                -              1,317
                                                                                                             ------------
              Total comprehensive loss                                                                         (2,769,411)

    Transfer of equity in earnings                          -                 1,106,906       (1,106,906)             -
                                                        -------            ------------      -----------     ------------
BALANCE - December 31, 2000                                 601              (2,217,349)      (9,472,446)     (11,689,194)

    Distributions to partners                               -                (2,005,000)      (7,995,000)     (10,000,000)
    Comprehensive income:
       Net income                                           -                19,513,491       13,008,994       32,522,485
       Change in net unrealized gain
          on investments                                    (41)                    -                -                (41)
                                                                                                             ------------

              Total comprehensive income                                                                       32,522,444

    Transfer of equity in earnings                                          (12,992,733)      12,992,733              -
                                                        -------            ------------      -----------     ------------
BALANCE - March 31, 2001                                $   560            $  2,298,409      $ 8,534,281     $ 10,833,250
                                                        =======            ============      ===========     ============

             The accompanying notes to consolidated financial statements are an integral part of these financial statements.

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES
                             (A GENERAL PARTNERSHIP)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                         For the three
                                                         months ended          For The Years Ended  December 31,
                                                           March 31,     -------------------------------------------
                                                             2001           2000              1999            1998
                                                         -------------   -----------      -----------    -----------
                                                                                         (Restated)     (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net income (loss)                                 $ 32,522,485     $ (2,770,728)    $ (1,720,580)   $ (3,942,254)
       Adjustments to reconcile net income (loss)
          to net cash (used in) provided by
          operating activities-
              Depreciation and amortization                   304,411        1,448,018        1,809,813       1,450,391
              Provision for doubtful accounts                     -            250,000              -               -
              Other                                            (1,806)          (5,974)          (5,152)            -
              Changes in assets and liabilities-
                 Accounts receivable                       18,577,765      (22,152,975)       4,399,219     (11,746,524)
                 Deferred selling costs                     2,494,396       (1,054,613)      (1,106,938)       (785,448)
                 Other assets                                (302,915)         231,291           44,114        (242,757)
                 Accounts payable                             (87,515)         167,300         (465,711         966,956
                 Accrued royalties                           (100,292)        (531,666)         274,408         739,612
                 Accrued compensation                      (2,271,929)       3,203,187        2,918,138       2,394,637
                 Deferred income                          (26,467,310)      30,560,324        9,284,646       8,201,630
                 Other accrued liabilities                      2,227          235,935          (22,254         227,258
                                                         ------------     ------------     ------------    ------------
                     Net cash (used in) provided
                         by operating activities           24,669,517        9,580,099       15,409,703      (2,736,499)
                                                         ------------     ------------     ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
       Cash transfer to IBM pursuant to the
          Transfer and Reservation Agreement                      -               -                 -        (5,000,000)
       Purchases of property and equipment                   (139,224)     (1,257,745)       (1,124,823)     (2,686,816)
       Proceeds from sales of property and equipment           55,846          28,618            23,743         790,143
       Capitalization of software costs                           -               -                 -           (37,060)
                                                         ------------     -----------      ------------    ------------
                     Net cash used in investing
                         activities                           (83,378)     (1,229,127)       (1,101,080)     (6,933,733)
                                                         ------------     -----------      ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
       Capital contribution                                       -         1,767,000               -           333,000
       Borrowings on line of credit                               -               -                 -         7,542,670
       Payments on line of credit                                 -               -          (3,866,862)     (3,675,808)
       Taxes paid on behalf of partners                           -               -            (726,687)        (49,683)
       Distributions to partners                          (10,000,000)     (6,000,020)              -        (4,365,598)
                                                         ------------     -----------      ------------    ------------
                     Net cash used in financing
                         activities                       (10,000,000)     (4,233,020)       (4,593,549)       (215,419)
                                                         ------------     -----------      ------------    ------------
NET (DECREASE) INCREASE IN CASH
    AND CASH EQUIVALENTS                                   14,586,139       4,117,952         9,715,074      (9,885,651)

CASH AND CASH EQUIVALENTS,
    beginning of period                                    14,214,085      10,096,133           381,059      10,266,710
                                                         ------------     -----------      ------------    ------------
CASH AND CASH EQUIVALENTS,
    end of period                                        $ 28,800,224     $14,214,085      $ 10,096,133    $    381,059
                                                         ============     ===========      ============    ============

              The accompanying notes to consolidated financial statements are an integral part of these financial statements.

                    CHECK SOLUTIONS COMPANY AND SUBSIDIARIES

                             (A GENERAL PARTNERSHIP)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 MARCH 31, 2001

1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION

Check Solutions Company ("CSC") is a New York general partnership formed on December 31, 1990, between Check Consultants Company of Tennessee, Inc. ("CCCTI") and IPSS Corporation ("IPSS"). CSC develops, markets and supports a line of check processing related application software products and services for domestic and international financial institutions. In 1996, CSC formed Check Solutions UK Ltd. ("CS UK"), a London corporation, for the purpose of servicing certain United Kingdom contracts. CS UK is a wholly owned subsidiary of CSC. In 1999, CSC formed Check Solutions International BV ("CSI BV"), a Dutch corporation and also a wholly owned subsidiary, for the purpose of servicing certain other international contracts. Control of CSC is vested equally in both partners. Earnings are allocated 60% and 40% to CCCTI and IPSS, respectively.

On March 15, 1998, CSC entered into a Transfer and Reservation Agreement (the "Agreement") with International Business Machines Corporation ("IBM") and IPSS. Under the Agreement, IBM transferred to CSC ownership of equipment, certain software and the rights and obligations under certain contracts defined as the Assigned Image Agreements with an existing book value of approximately $800,000. Under the agreement, CSC distributed $5,000,000 to IBM. The excess of the cash distribution over the book value of the transferred assets was treated as a reduction in partners' capital.

Concurrent with the execution of the Agreement, the First Amendment ("First Amendment") to the Agreement for the Formation of Check Solutions was executed. Under the First Amendment, the dissolution date of the partnership was extended from December 31, 2005 to December 31, 2012. Additionally, the distribution percentages for earnings and profits referred to above were adjusted for a limited time. These distribution percentages were amended to provide distributions to CCCTI and to IPSS of 20.05% and 79.95% of the earnings, respectively. Prior to the amendment, earnings were distributed in accordance with the earnings allocation percentages. Distributions will be made in accordance with the amended percentages for earnings of fiscal year 1999 through fiscal year 2004 or until IPSS receives additional distributions of $15,000,000.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the operations and accounts of CSC, CS UK, and CSI BV (collectively, the "Company"). All significant intercompany accounts and transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE

Invoicing terms are a negotiated part of each contract and do not necessarily correspond to the level of work performed at a point in time. The combination of such invoicing terms with the revenue recognition policies of the Company results in amounts that are earned but unbilled or billed but unearned. Unbilled receivables as of March 31, 2001, December 31, 2000, and December 31, 1999 were $4,279,769, $10,969,013 and $2,309,058, respectively.

INVESTMENT SECURITIES

The Company owns shares of a mutual fund investing in fixed income securities. The investment is classified as available for sale and is carried at market value with changes in value recognized as a component of other comprehensive income in the accompanying statements of partners' capital.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated on the straight-line method over the estimated useful lives of the assets, as indicated below:

         Computer hardware                                      2-3 years
         Computer software                                      2-3 years
         Furniture, fixtures and equipment                        5 years
         Leasehold improvements                      remaining lease term


Property and equipment consisted of the following as of:

                                                                    March 31,      December 31,    December 31,
                                                                      2001             2000            1999
                                                                  -----------      -----------     -----------
         Computer hardware                                        $ 4,727,456      $ 4,665,015     $ 3,752,250
         Computer software                                          1,122,787        1,103,711         863,603
         Furniture, fixtures and equipment                          1,735,675        1,733,814       1,721,399
         Leasehold improvements                                       396,248          396,248         393,982
                                                                  -----------      -----------     -----------
                                                                    7,982,166        7,898,788       6,731,234
         Less:  Accumulated depreciation and amortization          (5,610,503)      (5,306,092)     (3,962,338)
                                                                  -----------      -----------     -----------
                                                                  $ 2,371,663      $ 2,592,696     $ 2,768,896
                                                                  ===========      ===========     ===========

CAPITALIZED SOFTWARE

Capitalized software consists of internally developed software and software purchased. Costs of internally developed software to be licensed to customers are expensed until the technological feasibility of the software has been established, which generally occurs after the completion of a working model. Costs of internally developed software to be licensed to customers that are incurred after the product is available for general release to customers are expensed. After technological feasibility of the software has been established, software development costs are capitalized until the product is available for release to customers and are reported in the financial statements at the lower of amortized cost or estimated net realizable value. Software development costs of $37,060 were capitalized for the year ended December 31, 1998. No such costs were capitalized during the periods ended March 31, 2001, December 31, 2000 or 1999. The cost of capitalized software is amortized utilizing the greater of the straight-line method over the estimated economic life of the product or the ratio of current annual sales to total projected sales. Amortization expense for the years ended December 31, 2000, 1999 and 1998 was $42,692, $430,686 and
$284,027, respectively. There was no amortization expense for the three months ended March 31, 2001.

REVENUE RECOGNITION

The Company recognizes fees for software license, implementation services, maintenance services, including postcontract customer support ("PCS"), and other related services in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position ("SOP") 97-2, SOFTWARE REVENUE RECOGNITION, as amended. Under SOP 97-2, software license revenues are recognized upon execution of a contract and delivery of software, provided that the license fee is fixed and determinable, no significant production, modification or customization of the software is required and collection is considered probable by management. For multi-element arrangements, fees are allocated between the software licenses, implementation services and other services based on the provisions of SOP 97-2. In general, if sufficient information does not exist to permit the allocation of fees between the elements of the arrangement, all revenue from the arrangement is deferred until sufficient information does exist or all elements of the arrangement have been delivered.

Beginning in 1998, a substantial portion of the Company's arrangements have related to the delivery of software licenses in return for both an initial primary license charge ("PLC") and a recurring (either annual or monthly) "right-to-use" license charge ("RLC"). Under such contracts, the customer pays an initial fee, the PLC, in order to obtain the product license. Additionally, each year the customer pays the Company an additional RLC, which is usually a fixed percentage of the PLC, in order to continue to retain the legal right to use the software product, as well as to retain maintenance services and other unspecified upgrades and enhancements to existing products. These arrangements are accounted for as term-based licenses, and PLC is recognized over five years, which approximates the economic life of the software to the customer.

In addition to the PLC/RLC arrangements described in the previous paragraph, the Company has entered into arrangements to deliver software licenses in return for an up-front license charge that provides the customer with a license to use the product until the earlier of termination of the license for the product or 99 years. Customers with 99-year licenses also pay an optional maintenance support fee ("MS Fee") in order to receive maintenance support for the product. These 99-year license fees are generally recognized when the related products are shipped to customers, subject to the recognition criteria described above.

Revenues are recognized on customization and implementation service contracts using the percentage-of-completion method, based primarily on contract costs incurred to date compared with total estimated contract costs. Revenues recognized in excess of amounts billed are considered unbilled receivables and included in accounts receivable in the accompanying consolidated statements of condition. Amounts received from customers in excess of revenues recognized to date are included in deferred income. RLC and maintenance fees are recognized in income ratably over the term of the related contracts and are included in software maintenance fees in the accompanying consolidated statements of income.

National Solutions Provider ("NSP") fees are earned by the Company for the assistance it provides to IBM in marketing qualifying IBM hardware and software to certain United States prospects. NSP Fees are paid by IBM and recorded by the Company following customer acceptance of the qualifying IBM hardware and software.

Deferred income is a combination of unamortized initial license fees, RLC and maintenance fees as well as deferred earnings for services billed before the related work has been performed. Deferred selling costs primarily represent commission and royalty expense on contracts to provide implementation services and software. These costs are recognized as expenses over the period of, and in proportion to, the revenues of the related contract.

PARTNERSERVE PROGRAM

The Company is a participant in IBM's Partnerserve program. The program is designed to reward IBM business partners for successful joint business development activities. Reward amounts and utilization are discretionary on the part of IBM. Cash rewards are recognized when received and recorded as reductions of expense categories that most closely relate to the costs incurred in business development. Frequently, these costs are marketing expenses. Rewards in the form of discounts on the purchase of IBM equipment are recorded as reductions of the equipment cost.

INCOME TAXES

No provision for United States federal income taxes has been recorded in the financial statements as such taxes represent liabilities of the individual partners. Income taxes arising from certain services provided by CS UK and CSI BV are an expense of the partnership. Foreign withholding taxes arising from services provided by the partnership to certain foreign domiciled entities are obligations of CCCTI and IPSS and are paid by CSC on behalf of the partners. These withholding taxes are reported as taxes paid on behalf of partners in the accompanying statements of partners' capital.

RECLASSIFICATIONS

Certain amounts in the prior year financial statements have been reclassified to conform with the current year presentation.

2.   CREDIT AGREEMENT:

On March 15, 1998, the Company obtained a $10,000,000 line of credit with First Tennessee Bank National Association ("FTBNA"). This line of credit was priced at the 30-day LIBOR rate plus 2.75%. This line of credit, when utilized, was secured by accounts receivable, equipment and intangible assets and guaranteed by the Company's partners. As of December 31, 1999, no balance was outstanding under this line of credit. The line of credit agreement, as amended, matured on March 10, 2000 and was not renewed. Cash paid for interest was $122,781 and $217,453, respectively during 1999 and 1998.

3.   COMMITMENTS:

The Company has entered into several noncancellable lease agreements for office space. Rent expense of $1,572,935, $1,549,069 and $1,017,684 was recorded related to these lease agreements for the years ended December 31, 2000, 1999 and 1998, respectively. Rent expense for the three months ended March 31, 2001 totaled $391,407. Future minimum lease payments for these operating leases are as follows:

               Year Ending
               December 31
               -----------
                  2001                               $1,554,942
                  2002                                1,554,942
                  2003                                1,558,199
                  2004                                1,594,024
                  2005                                1,314,597
               Thereafter                             2,393,631
                                                     ----------
                                                     $9,970,335
                                                     ==========

4.   RELATED PARTIES:

The Company's partners, CCCTI and IPSS, are subsidiaries of FTBNA and IBM, respectively. Transactions with FTBNA and IBM were consummated on terms substantially equivalent to those available to unrelated parties. The following table presents all amounts reflected in the Company's financial statements for transactions with FTBNA and IBM and their affiliated companies for the three months ended March 31, 2001 and for the years ended December 31, 2000 and 1999.

                                                    March 31,       December 31,     December 31,
                                                      2001             2000             1999
                                                  -----------       -----------      ------------
     FTBNA:
          Securities purchased under
              agreements to resell                $20,356,367        $3,058,733       $9,424,185
          Accounts receivable                       1,525,441           883,708        1,540,753
          Revenues                                  2,783,866         1,474,311        2,268,366

     IBM:
          Accounts receivable                     $    51,084        $    6,490       $  229,264
          Revenues                                     51,084            84,208          418,044


For the year ended December 31, 1998, revenues from FTBNA and IBM were $1,165,473 and $383,427, respectively. The securities purchased under agreements to resell are collateralized by U.S. Treasury and government agency securities, and the book value of the agreements approximates fair value.

The Company periodically receives NSP fees and Partnerserve payments from IBM (See Note 1). The Company received NSP fees totaling zero, $208,483 and $160,598 in 2000, 1999 and 1998, respectively. For the three months ended March 31, 2001, the Company did not receive any NSP fees. Additionally, the Company did not receive any Partnerserve payments during any of the periods referred to above. The Company makes short-term investments through FTBNA.

5.   INTERNATIONAL SALES:

International sales generated revenue of $5,617,921, $10,495,995 and $4,662,805 related to software licensing, implementation services and maintenance provided to foreign domiciled entities in 2000, 1999 and 1998, respectively. International sales generated revenue of $6,489,645 related to software licensing, services and maintenance provided to foreign domiciled entities for the three months ended March 31, 2001, with approximately $2,040,000, $3,188,000 and $1,144,000 of those revenues attributed to customers located in Canada, the United Kingdom and Austria, respectively. Approximately $1,344,000, $3,138,000 and $1,120,000 of 2000 revenues were attributed to customers located in Canada, the United Kingdom and India, respectively. International sales for the year ended December 31, 1999 were also primarily related to customers located in Canada, the United Kingdom and India and approximated $2,896,000, $2,238,000 and $5,007,000, respectively. International sales for the year ended December 31, 1998 were primarily related to customers located in Canada and the United Kingdom and approximated $3,847,000 and $715,000, respectively.

6.   BENEFIT PLANS:

The Company maintains a 401(k) plan into which employees may contribute a portion of their compensation. The Company matches the employees' contributions up to a maximum of 4% of the employees' eligible compensation. For the years ended December 31, 2000, 1999 and 1998, the Company's expense related to the plan was $836,487, $843,714 and $411,997, respectively. For the three months ended March 31, 2001, the Company's expense related to the plan was $170,884.

As of January 1, 2000, the Company began offering a Flexible Benefits Plan. The purpose of the Plan is to allow employees to select among cash compensation and certain nontaxable benefits, namely coverage under one or more benefits programs maintained by the Company. The Company's expense related to the administration of the Plan was $6,300 for the year 2000 and $1,695 for the three months ended March 31, 2001.

7.   PARTNERSHIP APPRECIATION RIGHTS:

The Check Solutions Company Partnership Appreciation Rights Plan (the "Plan") provides for grants of Partnership Appreciation Rights ("PAR's") to certain key employees, as designated by the Company, to provide them with an opportunity to participate in the increase in value of the Company. For the year ended December 31, 1997, the total value of each outstanding PAR was calculated as .10% of six times the average net income (exclusive of the effect of the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date. The PAR value was $23,073 for the year ended December 31, 1997.

The Plan was amended on December 31, 1997. All PAR's outstanding at December 31, 1997 were deemed exercised. Half of the vested appreciation was paid during 1998. The remainder was paid in January 1999. The unvested appreciation will be paid on the dates the participants would have become vested. On January 1, 1998, each participant was granted 10 times the number of PAR's redeemed on their behalf. Pursuant to the amended plan, the total value of each outstanding PAR was calculated as .01% of six times the average net income (exclusive of the effect of the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date. Participants become 25% vested in the PAR value each year after the date of grant. As of December 31, 1999 and 1998, there were 1,413 and 871 PAR's outstanding, respectively, with a deemed value of $4,122 and $2,618 per PAR, respectively.

The Plan was amended again on January 1, 2000. The amendment converted all previously issued and outstanding PAR's according to a new formula and issued replacement PAR's pursuant to the conversion at 10 times the original grants. The effective date of grant for the replacement PAR's is the same as the original PAR's granted. Pursuant to the amended plan, the total value of each outstanding PAR is calculated as .001% of nine times the average net income (determined on a basis consistent with that employed by the Company prior to the restatement discussed in Note 9) of the Company adjusted for certain expenses of the Plan for the two years ending on the valuation date.

Participants become 25% vested in the PAR value each year after the date of grant. As of December 31, 2000, there were 16,520 total PAR's outstanding and 10,107 vested PAR's outstanding, with a deemed value of $979 per PAR. As of March 31, 2001, there were approximately 15,735 total PAR's outstanding and 9,322 vested PAR's outstanding, with a deemed value of approximately $1,015 per PAR.

During 2000, the Company changed the manner in which it recorded its compensation expense related to the Plan to incorporate the staged vesting of the PAR's. The Company's liability related to the Plan as of March 31, 2001, December 31, 2000 and December 31, 1999, was $8,694,162, $7,872,093 and
$1,198,315, respectively, which was included in accrued compensation.

Changes in the accrued liability due to vesting and changes in the PAR value are recorded as compensation expense. Compensation expense under the Plan approximated $832,000 for the three months ended March 31, 2001 and $6,788,000, $1,127,000 and $47,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

8.   INCOME TAXES:

The Company calculates its income tax provision for income generated by CS UK and CSI BV based on the various tax laws in, and at the current tax rates for, the respective countries in which these subsidiaries operate. The 2000 income tax provision of $91,287 primarily represents charges of $41,953 and $49,334 related to CS UK and CSI BV, respectively. The 1999 income tax provision of $573,236 primarily represents charges of $126,376 and $446,860 related to CS UK and CSI BV, respectively. The 1998 income tax provision of $13,800 primarily relates to charges incurred by CS UK.

Deferred taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax consequences are calculated by applying the enacted foreign statutory tax rates, applicable to future years, to these temporary differences. As of March 31, 2001, December 31, 2000 and December 31, 1999, there were no significant temporary differences.

During the years ended December 31, 2000, 1999 and 1998, the Company paid $88,590, $159,627 and $25,176 respectively, for the income taxes of CS UK and CSI BV. There was no cash paid for taxes during the three months ended March 31, 2001. During the years ended December 31, 1999 and 1998, foreign withholding taxes paid by CSC on behalf of the individual partners totaled $726,687 and $49,683, respectively. No such taxes were paid during 2000.

9.   PRIOR PERIOD ADJUSTMENTS:

Prior to 2000, the Company's accounting treatment for PLC/RLC arrangements mirrored that of its 99-year license/MS Fee arrangements, whereby revenues from PLC is generally recognized upon delivery of the product (see Note 1). In connection with the Company's 2000 financial statement audit, the Company retroactively restated the amounts previously reported as of December 31, 1999 and 1998 and the years then ended to conform the revenue recognition for PLC/RLC arrangements to the methodology employed in the financial statements as of March 31, 2001 and December 31, 2000 for the PLC/RLC arrangements, as described in
Note 1. The effect of this restatement results in a reduction of initial license fee revenues (and related direct selling costs) for 1999 and 1998 and a corresponding increase in deferred income (and related deferred selling costs) as of December 31, 1999 and 1998.

Additionally, the financial statements as of December 31, 1999 and 1998 and the years then ended have been adjusted to reflect a change in the previously reported accounting treatment of certain retention bonus payments made by IBM to CSC employees employed by IBM prior to the Agreement (see Note 1). In the previously reported financial statements, the payments were not charged to and did not impact the results of operations of CSC. The financial statements have been restated to reflect the payments made by IBM to CSC related to the retention bonus as capital contributions. Consequently, the payments made by CSC to IBM's former employees are now reflected as compensation expense in the accompanying consolidated statements of income.

The effect of these adjustments is summarized below:

Consolidated balance sheet as of December 31, 1999:

                                                  As Previously
                                                     Reported       As Restated
                                                  -------------     -----------
Deferred selling costs                             $   783,807      $ 2,071,631
Total assets                                        27,284,560       26,805,384
Deferred income                                      4,811,520       22,239,500
Total liabilities                                   14,064,167       31,492,147
Partners' capital                                   13,220,393       (4,686,763)

Consolidated statements of income for the years ended:

                                                        December 31, 1999                  December 31, 1998
                                                  -----------------------------      ----------------------------
                                                  As Previously                      As Previously
                                                     Reported       As Restated         Reported      As Restated
                                                  -------------     -----------      -------------    -----------
Software licensing fees                            $18,837,753      $ 9,433,289       $14,269,671     $ 6,246,156
Costs of software licensing fees                     1,582,064        1,118,598         1,239,782         857,327
Selling, general and administrative                 17,076,695       18,157,836        14,312,622      12,824,787
Net income (loss)                                    8,301,559       (1,720,580)        4,275,763      (3,942,254)

10.  CONTRACT AMENDMENTS:

During the first quarter of 2001, the Company converted substantially all of its PLC/RLC licenses that it had previously granted to customers to 99-year licenses, also giving the customers the right to elect maintenance support by paying the Company an option annual MS Fee. These contracts, as amended, provide the same terms and provisions as the 99-year license/MS Fee arrangements discussed in Note 1. PLC/ALC contracts were previously accounted for as term-licenses, whereby initial license fees were recognized over the estimated economical life of the software to the customer. By virtue of removing the time based component of the arrangement, the Company recognized as income the deferred license fees (and related deferred selling costs) for those contracts where software had been delivered and that met the other recognition criteria of SOP 97-2. These amendments resulted in the recognition of initial license fee revenue and direct selling costs of approximately $33,400,000 and $2,600,000, respectively, which are reflected in the accompanying statement of income for the three months ended March 31, 2001.

The following pro forma data summarizes the consolidated balance sheets and statements of income of the Company for the periods presented in the accompanying financial statements. These pro forma statements present the Company's financial statements on a basis consistent to that which would have been presented had all of the Company's contracts been executed as 99-year license/MS Fee arrangements as opposed to PLC/RLC arrangements. This pro forma information does not consider whether additional customer contracts would have been gained (or lost) based on the contract method chosen by the Company.

Pro forma consolidated balance sheets as of:

                                                                                        December 31,
                                                            March 31,     -----------------------------------------
                      ASSETS                                  2001            2000          1999           1998
                                                           -----------    -----------    -----------    -----------
CURRENT ASSETS:

   Cash and cash equivalents:
      Cash                                                 $ 8,443,857    $11,155,352    $   671,948    $   381,059
      Securities purchased under agreements
        to resell                                           20,356,367      3,058,733      9,424,185            -
                                                           -----------    -----------    -----------    -----------
                                                            28,800,224     14,214,085     10,096,133        381,059
   Investments                                                  91,169         89,404         82,113         78,869
   Accounts receivable, less allowances for
      doubtful accounts of $1,000,000,
      $1,000,000 and $750,000                               14,812,720     34,076,812      9,527,018     14,435,378
   Receivable from FTBNA                                     1,525,441        883,708      1,540,753      1,231,916
   Receivable from IBM                                          51,084          6,490        229,264         28,960
   Deferred selling costs                                      631,848        576,152        783,807        259,193
   Other current assets                                        444,809        141,894        373,185        419,102
                                                           -----------    -----------    -----------    -----------
TOTAL CURRENT ASSETS                                        46,357,295     49,988,545     22,632,273     16,834,477

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation and amortization of
   $5,610,503, $5,306,092 and $3,962,338                     2,371,663      2,592,696      2,768,896      3,046,943

SOFTWARE COSTS CAPITALIZED, net of
   accumulated amortization of $834,109,
   $834,109 and $1,463,281                                         -              -           42,693        473,379

OTHER ASSETS                                                    73,700         73,700         73,698         71,895
                                                           -----------    -----------    -----------    -----------
TOTAL ASSETS                                               $48,802,658    $52,654,941    $25,517,560    $20,426,694
                                                           ===========    ===========    ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:

   Accounts payable                                        $ 1,031,995    $ 1,119,510    $   952,210    $ 1,417,921
   Accrued royalties                                           527,452        627,744      1,159,410        885,002
   Accrued compensation and benefits                         9,402,071     11,674,000      6,703,813      4,061,540
   Deferred income                                          26,332,514     19,440,827      4,811,520      4,931,337
   Other accrued liabilities                                   675,376        673,149        437,214        183,603
                                                           -----------    -----------    -----------    -----------
TOTAL CURRENT LIABILITIES                                   37,969,408     33,535,230     14,064,167     11,479,403

LINE OF CREDIT                                                     -              -              -        3,866,862

EQUITY:

   Partners' capital                                        10,832,690     19,119,110     11,454,109      5,079,237
   Accumulated other comprehensive income/(loss)                   560            601           (716)         1,192
                                                           -----------    -----------    -----------    -----------
TOTAL EQUITY                                                10,833,250     19,119,711     11,453,393      5,080,429
                                                           -----------    -----------    -----------    -----------
TOTAL LIABILITIES AND EQUITY                               $48,802,658    $52,654,941    $25,517,560    $20,426,694
                                                           ===========    ===========    ===========    ===========

Pro forma consolidated statements of income for the periods ended:

                                                                                        December 31,
                                                            March 31,     -----------------------------------------
                                                              2001            2000          1999           1998
                                                           -----------    -----------    -----------    -----------
REVENUES:

    Software licensing fees                                $ 3,439,040    $25,500,457    $18,837,753    $14,269,671
    Software maintenance fees                                4,555,656     17,481,254     14,370,297      9,724,899
    Software implementation fees                             3,377,880     13,047,355     13,060,358     11,767,579
                                                           -----------    -----------    -----------    -----------
    Total Revenues                                          11,372,576     56,029,066     46,268,408     35,762,149
                                                           -----------    -----------    -----------    -----------
COST OF REVENUES:

    Software licensing fees                                    286,293      1,611,938      1,582,064      1,239,782
    Software maintenance fees                                  968,676      4,028,472      2,391,393      3,017,600
    Software implementation fees                             1,997,528      8,159,408      8,774,090      7,637,464
                                                           -----------    -----------    -----------    -----------
    Total Cost of Revenues                                   3,252,497     13,799,818     12,747,547     11,894,846
                                                           -----------    -----------    -----------    -----------
GROSS PROFIT                                                 8,120,079     42,229,248     33,520,861     23,867,303
                                                           -----------    -----------    -----------    -----------
OPERATING COSTS AND EXPENSES:

    Compensation                                             2,647,000     14,721,384      7,631,284      4,995,956
    Benefits                                                   410,463      1,536,798      1,437,606        944,634
    Research and development                                 1,808,407      6,149,313      8,232,360      5,650,744
    Professional services                                      168,960        684,827        580,670        652,888
    Marketing                                                   12,807        445,307        421,643        346,339
    Travel                                                     518,798      2,308,773      1,929,655      1,559,547
    Occupancy                                                  393,376      1,599,814      1,602,611      1,057,376
    Information systems                                        173,420        874,705        955,828        240,771
    General and administrative                                 195,649      1,254,871      1,135,743      1,238,717
    Depreciation and amortization                              360,256      1,405,327      1,379,127      1,203,424
    Merger related costs                                           -              -        1,200,000      2,964,791
    Miscellaneous                                               14,952         20,791          2,528          8,180
                                                           -----------    -----------    -----------    -----------
    Total Operating Costs and Expenses                       6,704,088     31,001,910     26,509,055     20,863,367

    Income from Operations                                   1,415,991     11,227,338      7,011,806      3,003,936
    Interest expense                                               -              -         (122,781)      (217,453)
    Other income                                               297,591        761,970        785,770        603,078
                                                           -----------    -----------    -----------    -----------
    Income Before Provision for Income Taxes                 1,713,582     11,989,308      7,674,795      3,389,561

    Provision for Income Taxes                                     -           91,287        573,236         13,800
                                                           -----------    -----------    -----------    -----------
NET INCOME                                                 $ 1,713,582    $11,898,021    $ 7,101,559    $ 3,375,761
                                                           ===========    ===========    ===========    ===========